                                                                EXHIBIT (13)(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 Registrant Name                        File No.
 ---------------                        -------------------------------------

 Variable Account I                     333-102139 / 811-05301

                                        333-49128 / 811-05301

                                        333-117376 / 811-05301

                                        333-108725 / 811-05301

                                        333-105763 / 811-05301

                                        333-36260 / 811-05301

 Variable Account II                    333-34199 / 811-04867


MERTON BERNARD AIDINOFF                  Director             October 21, 2005
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                       Director             October 21, 2005
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE                Director and President       June 19, 2006
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JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                    Director              June 19, 2006
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NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                        Director              June 19, 2006
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DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG                    Director             October 21, 2005
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DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                      Director             October 21, 2005
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR               Director and Chairman      October 21, 2005
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                           Director             October 21, 2005
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WIN JAY NEUGER

ROBERT S. SCHIMEK                  Director, Senior Vice      October 21, 2005
-----------------------------     President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                      Director             October 21, 2005
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NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                   Director             October 21, 2005
-----------------------------
NICHOLAS CHARLES WALSH